EXECUTION VERSION

AM CAPITAL FUNDING, LLC
Issuer

CITIBANK, N.A.
Indenture Trustee
On behalf of the Series 2018-1 Noteholders, Class A and Class B

________________
SERIES 2018-1 SUPPLEMENT
Dated as of September 14, 2018
to
MASTER INDENTURE
Dated as of September 14, 2018

________________

$72,000,000 SECURED SENIOR TERM NOTES,
SERIES 2018-1, CLASS A
$28,000,000 SECURED SUBORDINATED TERM NOTES,
SERIES 2018-1, CLASS B

Page
ARTICLE I

CREATION OF SERIES 2018-1 NOTES, CLASS A AND CLASS B

Section 1.01	Designation. 2
ARTICLE II

DEFINITIONS

Section 2.01	Definitions. 2

Section 2.02	Other Defined Terms. 6

Section 2.03	Rules of Construction. 6
ARTICLE III

SERIES 2018-1 ACCOUNTS

Section 3.01	Series 2018-1 Accounts. 7
ARTICLE IV

INTEREST, PRINCIPAL AND APPLICATION OF ALLOCATED
SERIES COLLECTIONS

Section 4.01	Interest, Principal, Etc. 10

Section 4.02	Distributions. 11

Section 4.03	Funding Conditions. 12
ARTICLE V

DELIVERY OF SERIES 2018-1 NOTES; FORM OF NOTES

i
DAL:968991.6

(continued)
Page

Section 5.01	Delivery and Payment for Series 2018-1 Notes. 12

Section 5.02	Form of Series 2018-1 Notes; Denominations. 13
ARTICLE VI

EARLY AMORTIZATION EVENTS AND EVENTS OF DEFAULT

Section 6.01	Early Amortization Events. 13

Section 6.02	Events of Default; Priorities. 13
ARTICLE VII

REDEMPTION OF SERIES 2018-1 NOTES

Section 7.01	Optional Redemption of Series 2018-1 Notes in Full. 13
ARTICLE VIII

RESTRICTIONS ON TRANSFER

Section 8.01	Restrictions on Transfer. 14
ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01	Amendment. 14

Section 9.02	Governing Law. 14

Section 9.03	Counterparts. 15

Section 9.04	Ratification of Master Indenture and the Supplement. 15

Section 9.05	Cross-references. 15

Section 9.06	Tax Treatment. 15

DAL:968991.6

(continued)
Page

Section 9.07	Notice to Rating Agency; Rating Confirmation for Change in Required Equity Level. 15

Section 9.08	Specific Notice to Trustee and Noteholders of Occurrence of Significant NPV Period. 15

DAL:968991.6

SCHEDULES AND EXHIBITS
Schedule I    Series 2018-1 Accounts
Exhibit A    Form of Series 2018-1 Class A Notes
Exhibit B    Reserved
Exhibit C    Form of Series 2018-1 Class B Notes
Exhibit D    Form of QIB Investor Representation Letter
Exhibit E    Form of Upfront Agreed-Upon Procedures

DAL:968991.6

This SERIES 2018-1 SUPPLEMENT is dated as of September 14, 2018 (as amended, supplemented, restated or otherwise modified from time to time, this “Supplement”), between AM CAPITAL FUNDING, LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), and CITIBANK, N.A., as indenture trustee hereunder and under the Master Indenture (the “Trustee”).
W I T N E S S E T H:
WHEREAS, the Issuer and the Trustee are parties to the Master Indenture;
WHEREAS, the Issuer has, pursuant to the Master Indenture, provided for the creation and issuance of separate Series of Notes, including within such Series individual Classes thereof, pursuant to Supplements thereunder specifying the principal terms thereof;
WHEREAS, the Issuer and the Trustee, through this Supplement, intend to provide for the issuance and specification of the principal terms of $72,000,000 of the Issuer’s Secured Senior Term Notes, Series 2018-1, Class A (the “Series 2018-1 Class A Notes”) and $28,000,000 of the Issuer’s Secured Subordinated Term Notes, Series 2018-1, Class B (the “Series 2018-1 Class B Notes”);
NOW THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
GRANTING CLAUSES
In addition to the grants and assignments made pursuant to the Master Indenture, the Issuer hereby grants and assigns to the Trustee for the benefit of the Series 2018-1 Noteholders, all of the Issuer’s right, title and interest in and to (a) the Collections from time to time allocated to the Series 2018-1 Noteholders under the Master Indenture, (b) all funds from time to time on deposit in the Series 2018-1 Accounts, including all Eligible Investments purchased with funds therein and all income from the investment of funds therein, and (c) all present and future claims, demands, causes of action and choses in action regarding any of the foregoing and all payments on any of the foregoing and all proceeds of any nature whatsoever regarding any of the foregoing, including all proceeds of the conversion thereof (voluntarily or involuntarily) into cash or other liquid property, and all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, general intangibles, investment property, rights to payment of any kind and other forms of obligations, and receivables, instruments and other property that at any time constitute any part of or are included in the proceeds of any of the foregoing.
The foregoing grants and assignments are made in trust to secure the Series 2018-1 Notes equally and ratably without prejudice, priority or distinction among any Series 2018-1 Note (except as specified herein with respect to the subordination of the Series 2018-1 Class B Notes to the Series 2018-1 Class A Notes) and to secure (i) the payment of all amounts due on the Series 2018-1 Notes in accordance with their terms, and (ii) the payment of all other sums payable under, and compliance with the provisions of, the Master Indenture and this Supplement as the same relate to the Series 2018-1 Notes.
The Trustee hereby acknowledges the foregoing grants and assignments, accepts the trusts under this Supplement in accordance with the provisions hereof and agrees to perform its duties herein provided.
ARTICLE I

CREATION OF SERIES 2018-1 NOTES, CLASS A AND CLASS B
Section 1.01    Designation. The Issuer hereby designates a Series of Notes for issuance on the Closing Date (as defined below) as the “Series 2018-1 Notes” (sometimes referred to as “Series 2018-1”) pursuant to the Master Indenture and this Supplement. The Series 2018-1 Notes, from and after the date hereof, shall be an authorized Series of Notes governed by the Master Indenture and this Supplement. The Series 2018-1 Notes are designated as two separate Classes thereof, the Issuer’s “Secured Senior Term Notes, Series 2018-1, Class A” and the Issuer’s “Secured Subordinated Term Notes, Series 2018-1, Class B”.
(a)    The Series 2018-1 Notes and this Supplement shall be deemed to be an individual “Series” of “Notes” and a “Supplement,” respectively, for all purposes under the Master Indenture. In addition, the Series 2018-1 Class A Notes and Series 2018-1 Class B Notes constituting Series 2018-1 shall be deemed individual Classes of Series 2018-1 for all purposes under the Master Indenture. If any term or provision contained in the Series 2018-1 Notes or this Supplement conflicts with or is inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of the Series 2018-1 Notes or this Supplement, as the case may be, shall be controlling with respect to the Series 2018-1 Notes.
(b)    Each term defined in Section 2.01 of this Supplement shall relate only to the Series 2018-1 Notes and this Supplement and to no other Series or other Supplement related thereto.
ARTICLE II

DEFINITIONS
Section 2.01    Definitions.    Whenever used in this Supplement, the following words and phrases shall have the following meanings:
“Alternate Base Rate” means, on any day, a fluctuating rate of interest per annum equal to the highest of: (i) the Prime Rate reported as of the close of business of the preceding Business Day, and (ii) the Federal Funds Rate plus 0.50%.
“Amortization Period” means the period commencing with the Amortization Period Commencement Date, and ending on the day on which the Series 2018-1 Class A Principal Amount and Series 2018-1 Class B Principal Amount have each been repaid in full. The Issuer shall promptly notify the Trustee upon the commencement of the Amortization Period.
“Amortization Period Commencement Date” means the earlier of (i) the Early Amortization Commencement Date, or (ii) the Schedule Amortization Commencement Dates.
“Closing Date” means, with respect to Series 2018-1, September 14, 2018.
“Cut-off Date” means, with respect to Series 2018-1, the Business Day immediately preceding the Closing Date.
“Early Amortization Commencement Date” means, with respect to Series 2018-1, the earlier of (i) the date on which an Early Amortization Event occurs and (ii) the date on which an Event of Default occurs.
“Early Amortization Event” for Series 2018-1 means:
(i)    failure on the part of the Issuer to make any payment or deposit required to be made by the Issuer by the terms of (1) the Servicing Agreement or (2) any Supplement, with such failure continuing for two Business Days after the date such payment or deposit is required to be made or, to the extent a force majeure event has occurred in respect of the Servicer or Issuer, five Business Days;
(ii)    any Lien (other than a Permitted Lien) is imposed on the Loans or any other of the Trust Estate assets, and such Lien has not been removed or extinguished within ten days of its imposition;
(iii)    CFC’s, the Servicer’s or the Issuer’s failure to otherwise observe or perform in any material respect any covenants or agreements set forth in any Program Agreement to which they are a party which failure would have a Material Adverse Effect and which continues unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to the offending party by the Issuer, the Servicer, the Trustee or a Majority of Noteholders, as the case may be (provided, that any failure to perform a covenant or agreement pertinent to a Loan or related Loan Agreement with respect to which CFC performs its repurchase obligation under Section 7.02 of the Transfer and Sale Agreement, shall not constitute an Early Amortization Event);
(iv)    any representation or warranty made by CFC in the Transfer and Sale Agreement, or by the Issuer in the Master Indenture or any Supplement, shall prove to have been incorrect in any material respect when made or when delivered, and which shall continue to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure shall have been given to the Issuer by the Trustee, or to the Issuer and the Trustee by a Majority of Noteholders (provided, that an incorrect misrepresentation or warranty with respect to which CFC performs its repurchase obligation under Section 7.02 of the Transfer and Sale Agreement, shall not constitute an Early Amortization Event); or

(v) a Significant NPV Period shall have occurred after taking into account Collections each day;
provided that any such Early Amortization Event (other than the events described in clauses (v) above) may be waived with the written consent of a Majority of Noteholders, and written notice to the Rating Agencies.
“Early Amortization Period” means the period beginning on the Early Amortization Commencement Date and ending on the day on which the Series 2018-1 Class A Principal Amount and the Series 2018-1 Class B Principal Amount have each been repaid in full, and all other Secured Obligations attributable to the Series 2018-1 Notes have been paid in full.
“Federal Funds Rate” means the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for the day (or, if the day is not a Business Day, the immediately preceding Business Day) by the Federal Reserve Bank of New York; provided that if the rate is not so published for any Business Day, the rate for purposes of this clause will be the average of the quotations for the day on such transactions received by the Paying Agent from three Federal funds brokers of recognized standing selected by it.
“Global Notes” as defined in Section 5.01 hereto.
“Holder” and “Series 2018-1 Noteholder” means a Holder (as defined in Annex X to the Master Indenture) of a Series 2018-1 Note.
“Majority Noteholders” or “Majority of Noteholders” means, for Series 2018-1 and for all purposes as to which such term is used in any Program Agreement or the Annex X Definitions in relation to Series 2018-1, (i) for so long as any Series 2018-1 Class A Principal Amount remains outstanding, Holders of Series 2018-1 Class A Notes, evidencing more than 50% of the Series 2018-1 Class A Principal Amount applicable to such Holders, on such date, together with Holders of Series 2018-1 Class B Notes evidencing more than 50% of the outstanding Series 2018-1 Class B Principal Amount, and (ii) otherwise, Holders of Series 2018-1 Class B Notes evidencing more than 50% of the outstanding Series 2018-1 Class B Principal Amount.
“Monthly Period” means the period from and including any Payment Date to (but excluding) the next succeeding Payment Date, except that the first Monthly Period after the Closing Date for the Series 2018-1 Notes shall begin on and include such Closing Date and shall extend to (but exclude) the Payment Date in October 2018.
“Prime Rate” means the prime rate of interest as published from time to time in the most recent Pacific Edition of The Wall Street Journal.
“Revolving Period” means, with respect to Series 2018-1, the period beginning on the Closing Date and ending on the day before the Amortization Period Commencement Date.

“Scheduled Amortization Commencement Dates” mean, with respect to each class of the Series 2018-1 Notes, the Payment Date six months prior to the Series 2018-1 Maturity Date.
“Series 2018-1” is defined in Section 1.01(a).
“Series 2018-1 Account” means the accounts established pursuant to Section 3.01(a).
“Series 2018-1 Class A Distribution Amount” means, with respect to any Payment Date, all funds available in the Principal Funding Account, not to exceed in the aggregate the Series 2018-1 Class A Principal Amount as of such Payment Date (prior to giving effect to any distribution in respect of principal of the Series 2018-1 Class A Notes to be made on such Payment Date).
“Series 2018-1 Class A Holder” means a Holder of a Series 2018-1 Class A Note.
“Series 2018-1 Class A Interest” means the Note Interest payable in respect of the Series 2018-1 Class A Notes as calculated in accordance with Section 4.01 hereof.
“Series 2018-1 Class A Note Purchase Agreement” means, collectively, each Series 2018-1 Class A Note Purchase Agreement dated as of the Closing Date among the Issuer, the Servicer and the respective purchasers of the Series 2018-1 Class A Notes. The Series 2018-1 Class A Note Purchase Agreement is hereby designated a “Program Agreement” for purposes of Annex X to the Master Indenture.
“Series 2018-1 Class A Note Rate” means with respect to the Series 2018-1 Class A Notes, a fixed rate of 4.98% per annum.
“Series 2018-1 Class A Notes” is defined in the preamble hereto.
“Series 2018-1 Class A Principal” means the Note Principal payable in respect of the Series 2018-1 Class A Notes as calculated in accordance with Section 4.01 hereof.
“Series 2018-1 Class A Principal Amount” means, at any time, the aggregate principal amount of Series 2018-1 Class A Notes issued on the Closing Date, reduced (but not below zero) by the aggregate amount of all distributions that have been made to the Series 2018-1 Class A Holders in repayment of principal.
“Series 2018-1 Class B Distribution Amount” means, with respect to any Payment Date, all funds available in the Principal Funding Account, not to exceed in the aggregate the Series 2018-1 Class B Principal Amount as of such Payment Date (prior to giving effect to any distribution in respect of principal of the Series 2018-1 Class B Notes to be made on such Payment Date).
“Series 2018-1 Class B Holder” means a Holder (as defined in Annex X to the Master Indenture) of a Series 2018-1 Class B Note.
“Series 2018-1 Class B Interest” means the Note Interest payable in respect of the Series 2018-1 Class B Notes as calculated in accordance with Section 4.01 hereof.

“Series 2018-1 Class B Note Purchase Agreement” means the Series 2018-1 Class B Note Purchase Agreement dated as of the Closing Date among the Issuer, the Servicer and the purchaser of the Series 2018-1 Class B Notes. The Series 2018-1 Class B Note Purchase Agreement is hereby designated a “Program Agreement” for purposes of Annex X to the Master Indenture.
“Series 2018-1 Class B Note Rate” means with respect to the Series 2018-1 Class B Notes, a fixed rate of 5.98% per annum.
“Series 2018-1 Class B Notes” is defined in the preamble hereto.
“Series 2018-1 Class B Principal” means the Note Principal payable in respect of the Series 2018-1 Class B Notes as calculated in accordance with Section 4.01 hereof.
“Series 2018-1 Class B Principal Amount” means, at any time, the aggregate principal amount of Series 2018-1 Class B Notes issued on the Closing Date, reduced (but not below zero) by the aggregate amount of all distributions that have been made to the Series 2018-1 Class B Holders in repayment of principal.
“Series 2018-1 Investor Percentage” means the percentage equivalent of a fraction, the numerator of which is the Series 2018-1 Principal Amount and the denominator of which is the sum of the Principal Amounts of all Series as to which an Amortization Period, or any Delineated Principal Funding Period, has commenced and is continuing.
“Series 2018-1 Maturity Date” means the Payment Date occurring in December 2023.
“Series 2018-1 Principal Amount” means, (i) with respect to the Series 2018-1 Class A Notes, the Series 2018-1 Class A Principal Amount; and (ii) with respect to the Series 2018-1 Class B Notes, the Series 2018-1 Class B Principal Amount.
“Series 2018-1 Supplement” means this supplement to the Master Indenture.
“Special Liquidation Circumstance” means the occurrence of an Event of Default or the undertaking by the Servicer, Successor Servicer or Trustee of the liquidation actions described in Section 5.04 of the Servicing Agreement or comparable liquidation actions following a foreclosure of the Lien of the Master Indenture as to the Trust Estate assets.
“Unmatured Early Amortization Event” means an event or condition that, upon the giving of notice or the passage of time, or both, would become an Early Amortization Event.
Section 2.02    Other Defined Terms.        Capitalized terms used in this Supplement that are not otherwise defined have the meanings assigned thereto in Annex X to the Master Indenture.
Section 2.03    Rules of Construction.    Except as otherwise expressly provided in this Supplement or unless the context otherwise clearly requires:

(a)    Defined terms include, as appropriate, all genders and the plural as well as the singular. References to designated articles, sections, and other subdivisions of this Supplement, such as “Section 6.12(a),” refer to the designated article, Section or other subdivision of this Supplement as a whole and to all subdivisions of the designated article, section, or other subdivision. The words “herein,” “hereof,” “hereto,” “hereunder” and other words of similar import refer to this Supplement as a whole and not to any particular article, Section or other subdivision of this Supplement.
(b)    Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute or rule came into being, including changes that occur after the date of this Supplement.
(c)    Any party may execute any of its obligations under this Supplement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Supplement; provided, however, that each party shall nonetheless remain responsible to the other parties hereto for the proper performance of its obligations hereunder.
(d)    The term “including” and all its variations mean “including but not limited to.” Except when used in conjunction with the word “either,” the word “or” is always used inclusively (for example, the phrase “A or B” means “A or B or both,” not “either A or B but not both”).
(e)    All accounting terms used in an accounting context shall be construed in accordance with generally accepted accounting principles. Capitalized terms used in this Supplement without definition that are defined in the Uniform Commercial Code are used in this Supplement as defined in the Uniform Commercial Code.
(f)    In the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” or “until” mean “to but excluding.”
ARTICLE III

SERIES 2018-1 ACCOUNTS
Section 3.01    Series 2018-1 Accounts.
(a)    Creation of Accounts.
(i)    The Trustee, for the benefit of the Series 2018-1 Noteholders and the individual Classes thereof, as applicable, shall establish and maintain in the name of the Trustee at a Qualified Institution a non-interest bearing trust account accessible only by the Trustee (the “Series 2018-1 Required Amounts Account”), which shall be identified as the “Required Amounts Account for AM Capital Funding, LLC Secured Senior Term and Subordinated Term Notes, Series 2018-1” and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2018-1 Noteholders. The Series 2018-1 Required Amounts Account shall be established by and initially maintained with the Trustee at the direction of the Servicer in accordance with the Servicing Agreement.
(ii)    The Trustee, for the benefit of the Series 2018-1 Noteholders and the individual Classes thereof, as applicable, shall establish and maintain in the name of the Trustee at a Qualified Institution a non-interest bearing trust account accessible only by the Trustee (the “Series 2018-1 Principal Funding Account”), which shall be identified as the “Principal Funding Account for AM Capital Funding, LLC Secured Senior Term and Subordinated Term Notes, Series 2018-1” and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2018-1 Noteholders. The Series 2018-1 Principal Funding Account shall be established by and initially maintained with the Trustee at the direction of the Servicer in accordance with the Servicing Agreement.
(b)    Eligible Investments.
(i)    At the written direction of the Servicer (which may be a standing direction), funds on deposit in the Series 2018-1 Accounts shall be invested by the Trustee in Eligible Investments selected by the Servicer that will mature so that they will be available on or before the Payment Date for the Monthly Period in which the investment is made. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 2018-1 Noteholders.
(ii)    All investment earnings (net of losses and investment expenses) on funds on deposit in the Series 2018-1 Accounts shall be deposited into the Collection Account on the Business Day on which the related Eligible Investments mature and are available and shall be treated as a portion of the Collections allocable to Series 2018-1 for the Monthly Period in which the investments were made.
(iii)    In no event shall the Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or any failure of the Servicer to provide timely written direction.
(c)    Maintenance of Accounts.
(i)    The Trustee shall possess all right, title and interest in and to all funds on deposit in, and all Eligible Investments, if any, credited to, and in all proceeds of, the Series 2018-1 Accounts. The Series 2018-1 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Series 2018-1 Noteholders. If, at any time, any Series 2018-1 Account is held by an institution other than a Qualified Institution, the Trustee (or the Servicer, at the direction of the Trustee and on its behalf) shall within five Business Days establish an equivalent new Series 2018-1 Account meeting the conditions for that account in this Section and shall transfer any cash and any investments to such new account. Neither the Servicer, the Issuer nor any Person or entity claiming through the Servicer or the Issuer shall have any right, title or interest in or to, or any right to withdraw any amount from, any Series 2018-1 Account, except as expressly provided in this Supplement or in the Servicing Agreement. Schedule I hereto identifies each Series 2018-1 Account by account number, the account designation of each account, and the name and location of the institution with which each account has been established. If a substitute Series 2018-1 Account is established pursuant to this Section, the party establishing such substitute Series 2018-1 Account shall promptly provide to the Servicer and the Trustee an amended Schedule I, with the relevant information for such substitute Series 2018-1 Account.
(ii)    Notwithstanding anything in this Supplement to the contrary, the Servicer shall have the power, revocable by the Trustee at the direction of the Majority Noteholders for the Series 2018-1 Notes, to instruct the Trustee to make withdrawals and payments from the Series 2018-1 Accounts to carry out the Servicer’s or the Trustee’s duties under this Supplement and the Servicing Agreement.
(iii)    Any direction by the Servicer to invest funds on deposit in any Series 2018-1 Account shall be in writing, or by telephone, confirmed promptly in writing, and shall certify that the requested investment is an Eligible Investment that matures at or prior to the time required by this Supplement.

ARTICLE IV

INTEREST, PRINCIPAL AND APPLICATION OF ALLOCATED
SERIES COLLECTIONS
Section 4.01    Interest, Principal, Etc.
(a)    Determination of Series 2018-1 Class A Interest.
(i)    Interest on the outstanding Series 2018-1 Class A Principal Amount shall accrue during any Interest Accrual Period at the Series 2018-1 Class A Note Rate, calculated on the basis of 12 months of 30 days, or calculated on the basis of a three hundred sixty (360) day year for the actual number of calendar days during the stub period from the Closing Date to the first Interest Payment Date.
(ii)    Interest with respect to the Series 2018-1 Class A Notes due but not paid on any Payment Date will be due on demand with additional interest on the amount at the Alternate Base Rate, to the extent permitted by law, with such interest to be compounded daily.
(b)    Determination of Series 2018-1 Class B Interest.
(i)    Interest on the outstanding Series 2018-1 Class B Principal Amount shall accrue during any Interest Accrual Period at the Series 2018-1 Class B Note Rate, calculated on the basis of 12 months of 30 days , or calculated on the basis of a three hundred sixty (360) day year for the actual number of calendar days during the stub period from the Closing Date to the First Interest Payment Date.
(ii)    Interest with respect to the Series 2018-1 Class B Notes due but not paid on any Payment Date will be due on demand with additional interest on the amount at the Alternate Base Rate, to the extent permitted by law, with such interest to be compounded daily.
(c)    Determination of Series 2018-1 Class A Principal and Series 2018-1 Class B Principal. Series 2018-1 Class A Principal and Series 2018-1 Class B Principal shall be payable, from the Series 2018-1 Investor Percentage of daily Collections allocated therefor and on deposit in the Series 2018-1 Principal Funding Account in accordance with Section 4.03 of the Servicing Agreement, in the manner and order of priority set forth below:
(i)    during any Amortization Period, on each Payment Date during such Amortization Period, Series 2018-1 Class A Principal shall be payable in an amount equal to the largest Series 2018-1 Class A Distribution Amount which does not exceed such allocated Collections on deposit in the Series 2018-1 Principal Funding Account as of the close of business on the last Business Day of the calendar month preceding the month in which such Payment Date occurs (plus, in respect of a Payment Date constituting the Series 2018-1 Maturity Date or a Payment Date following acceleration of the Series 2018-1 Notes after an Event of Default, the Series Allocation Percentage of any amounts then on deposit in the Equalization Cash Account, which in such circumstance shall be allocated to the Series 2018-1 Principal Funding Account for repayment of principal on Series 2018-1 as aforesaid), provided, however, that (A) with respect to any Payment Date, Series 2018-1 Class A Principal may not exceed the Series 2018-1 Class A Principal Amount outstanding, (B) on and after the Series 2018-1 Maturity Date, or following acceleration of the Series 2018-1 Class A Notes after an Event of Default, the Series 2018-1 Class A Principal payable shall be an amount equal to the Series 2018-1 Class A Principal Amount outstanding on such date, and (C) to the extent that such allocated Collections do not exceed the smallest Series 2018-1 Class A Distribution Amount, Series 2018-1 Class A Principal shall (except as specified in clause (B) above) be deemed to be zero; and
(ii)    during any Amortization Period, on each Payment Date during such Amortization Period, (A) no Series 2018-1 Class B Principal shall be payable until all Series 2018-1 Class A Principal Amount outstanding has been repaid in full (or a priority allocation under clause (i) above results in sufficient funds to repay the Series 2018-1 Class A Principal Amount in full on the current upcoming Payment Date), and (B) thereafter Series 2018-1 Class B Principal shall be payable in an amount equal to the largest Series 2018-1 Class B Distribution Amount which does not exceed the remaining allocated Collections on deposit in the Series 2018-1 Principal Funding Account, not theretofore allocated to pay Series 2018-1 Class A Principal, as of the close of business on the last Business Day of the calendar month preceding the month in which such Payment Date occurs (plus, in respect of a Payment Date constituting the Series 2018-1 Maturity Date or a Payment Date following acceleration of the Series 2018-1 Notes after an Event of Default, the Series Allocation Percentage of any amounts then on deposit in the Equalization Cash Account, which in such circumstance shall be allocated to the Series 2018-1 Principal Funding Account for repayment of principal on Series 2018-1 as aforesaid), provided, however, that (1) with respect to any Payment Date, Series 2018-1 Class B Principal may not exceed the Series 2018-1 Class B Principal Amount outstanding, (2) on and after the Series 2018-1 Maturity Date, or following acceleration of the Series 2018-1 Class B Notes after an Event of Default, the Series 2018-1 Class B Principal payable shall be an amount equal to the Series 2018-1 Class B Principal Amount outstanding on such date (but subject to subclause (A) of this clause (ii) above), and (3) to the extent that such allocated Collections do not exceed the smallest Series 2018-1 Class B Distribution Amount, Series 2018-1 Class B Principal shall (except as specified in clause (2) above) be deemed to be zero.
Section 4.02    Distributions.     On each Payment Date, the Trustee shall in accordance with instructions set out in the applicable Daily Report, distribute to the Series 2018-1 Class A Holders and Series 2018-1 Class B Holders, as applicable, all accrued and unpaid Series 2018-1 Class A Interest and Series 2018-1 Class B Interest, as applicable, payable on such Payment Date with respect to such Series 2018-1 Class. In addition, the Trustee shall, in accordance with instructions set out in the applicable Daily Report, distribute to the Holders, the following amounts:

(a)    on any Payment Date, from funds deposited in the Series 2018-1 Principal Funding Account, the Series 2018-1 Class A Principal to be distributed in repayment of the Series 2018-1 Class A Principal Amount as and to the extent provided in Section 4.01 hereof;
(b)    on any Payment Date, from funds deposited in the Series 2018-1 Principal Funding Account, the Series 2018-1 Class B Principal to be distributed in repayment of the Series 2018-1 Class B Principal Amount as and to the extent provided in Section 4.01 hereof; and
(c)    on any Payment Date, any further amounts in respect of Servicing Fees, Trustee Fees and/or Backup Servicer Fees to be paid to the parties entitled to such payment from the Required Amounts Account for Series 2018-1, in accordance with Section 4.03(d) of the Servicing Agreement (and without duplication of the payments described above).
In addition, following repayment in full of all principal amount outstanding and accrued interest on the Series 2018-1 Notes, and all other Secured Obligations related to Series 2018-1, any amounts remaining in the Required Amounts Account for Series 2018-1 shall be released from such account and allocated as Collections in accordance with Section 4.03 of the Servicing Agreement (or, if no other Series of Notes or other Secured Obligations are then outstanding, released to the Issuer free and clear of the lien of the Master Indenture and this Supplement).
All distributions pursuant to this Section shall be distributed to the Holders or other parties entitled thereto in immediately available funds by wire transfer, in accordance with written instructions provided by the applicable payee.
Section 4.03    Funding Conditions.
(a)    The initial issuance of Series 2018-1 Class A Notes and Series 2018-1 Class B Notes is subject to the satisfaction of the following conditions:
(b)    an amount at least equal to the Required Amounts for Series 2018-1 shall at the time of such issuance be on deposit in the Required Amounts Account for Series 2018-1; and
(c)    the Servicer shall cause a firm of Independent Public Accountants to review a random sample of Daily Reports and the Settlement Statement(s) to prepare and deliver to the Trustee and each Rating Agency a report setting forth the verifications of data and information specified in Exhibit E attached hereto.
ARTICLE V

DELIVERY OF SERIES 2018-1 NOTES; FORM OF NOTES
Section 5.01    Delivery and Payment for Series 2018-1 Notes.    On or before the Closing Date, the Issuer shall execute, and the Trustee shall authenticate at the written direction of the Issuer, the Series 2018-1 Class A Notes and Series 2018-1 Class B Notes in accordance with Section 2.03 of the Master Indenture. The Series 2018-1 Class A Notes shall be initially issued and shall be maintained as global notes to be held in book-entry form by the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee (the “Global Notes”), except that one Class B Note in the amount of $5,000,000 shall be issued to A-Mark Precious Metals, Inc. The aggregate outstanding amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and DTC, or their respective nominees, as the case may be, as hereinafter provided.
Section 5.02    Form of Series 2018-1 Notes; Denominations.    The Series 2018-1 Class A Notes and Series 2018-1 Class B Notes shall be substantially in the form attached hereto (respectively) as Exhibit A and Exhibit C, and shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, except that one Note of each Class may be issued in a lesser denomination.
ARTICLE VI

EARLY AMORTIZATION EVENTS AND EVENTS OF DEFAULT
Section 6.01    Early Amortization Events.    With respect to Series 2018-1, Early Amortization Events, and waivers in respect thereof, shall be determined consistent with the definition of Early Amortization Events set forth herein and other relevant provisions of the Master Indenture.
Section 6.02    Events of Default; Priorities.    If an Event of Default occurs and is continuing and the Trustee collects any money or property pursuant to Article V of the Master Indenture, it shall deposit such amounts into the Collection Account and allocate the amounts deposited therein to Series 2018-1 and other outstanding Series (if any) in accordance with Section 4.03 of the Servicing Agreement (and, with respect to Series 2018-1, in accordance with Article IV of this Supplement with an Amortization Period in effect).
ARTICLE VII

REDEMPTION OF SERIES 2018-1 NOTES
Section 7.01    Optional Redemption of Series 2018-1 Notes in Full.    The Series 2018-1 Notes are subject to early redemption in full at the Series 2018-1 Principal Amount on or after the occurrence of the Scheduled Amortization Commencement Dates. The Notes are not otherwise subject to early redemption or prepayment at the Issuer’s option, in whole or in part, prior to maturity. However, the commencement of an Early Amortization Period for Series 2018-1 as a result of an Event of Default or Early Amortization Event can result in the allocation of Collections to the Principal Funding Account and the repayment on subsequent Payment Dates of all or portions of outstanding principal on the Class A Notes and Class B Notes (in that order of priority) prior to their final maturity.
After the occurrence of the Scheduled Amortization Commencement Dates, the Issuer shall provide at least ten (10) days’ prior notice to the Trustee and the Trustee shall provide prompt (but not later than five (5) days prior to the applicable redemption date) notice thereof to DTC (and the Noteholders, if any Notes are held in definitive form). Such notice of redemption shall state: (i) the redemption date, (ii) the redemption price (which shall be the Series 2018-1 Principal Amount, plus the applicable accrued and unpaid interest on the redemption date), (iii) that the Record Date otherwise applicable to such redemption date is not applicable and that payments shall only be made with respect to definitive Notes upon presentation and surrender of such Notes, (iv) the place where any such definitive Notes are to be surrendered for payment of the redemption price; (v) that interest on the Notes shall cease to accrue on the redemption date; and (vi) the CUSIP numbers (if applicable) for such Notes.
Notice of redemption shall be given by the Trustee in the name and at the expense of the Issuer. In addition the Issuer shall notify each Rating Agency upon redemption of the Notes. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any Note.
The Notes to be redeemed shall, following notice of redemption as required herein, on the redemption date become due and payable at the redemption price and (unless the Issuer shall default in the payment of the redemption price) no interest shall accrue on the redemption price for any period after the date to which accrued interest is calculated for purposes of calculating the redemption price.
ARTICLE VIII

RESTRICTIONS ON TRANSFER
Section 8.01    Restrictions on Transfer.
(a)    No reoffer, resale, pledge or other transfer of any Series 2018-1 Note or any interest therein or participation thereof subsequent to the initial purchase from the Issuer may be made by the Trustee unless such resale or transfer is made to a person who represents that it is “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended, who also is a “Qualified Purchaser” within the meaning of the Investment Company Act of 1940, as amended. Notwithstanding any other provision of the Master Indenture or this Supplement, no registration or transfer of any Series 2018-1 Note shall be made unless the registrant or transferee shall deliver, at its expense, to the Issuer, the Servicer and the Trustee a fully completed investor letter, substantially in the form attached hereto as Exhibit D.
(b)    Each Series 2018-1 Note will bear legends substantially to the effect of the foregoing.

ARTICLE IX

MISCELLANEOUS PROVISIONS
Section 9.01    Amendment.    No amendment may be made to this Supplement other than as provided in the Master Indenture.
Section 9.02    Governing Law.    THE AGREEMENT AND EACH SERIES 2018-1 NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.
Section 9.03    Counterparts.    This Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
Section 9.04    Ratification of Master Indenture and the Supplement.    As supplemented by this Supplement, the Master Indenture and this Supplement shall be read, taken, and construed as one and the same instrument.
Section 9.05    Cross-references.    Cross-references to sections and subsections correspond to sections and subsections of this Supplement except where otherwise indicated.
Section 9.06    Tax Treatment.    The Issuer and each Holder of a Series 2018-1 Class A Note and a Series 2018-1 Class B Note (by acceptance of such Note) hereby agree to treat such Notes as indebtedness for U.S. federal, state, local and foreign income and franchise tax purposes.
As long as any Series 2018-1 Class A Note or Series 2018-1 Class B Note remains outstanding, the Issuer will not issue any additional securities or debt instruments without first obtaining an opinion from a counsel acceptable to the Trustee that after such issuance the Issuer will not be characterized as an association or publicly traded partnership for U.S. federal income tax purposes.
Section 9.07    Notice to Rating Agency; Rating Confirmation for Change in Required Equity Level.
(a)    The Issuer shall promptly notify the Rating Agency of any claim filed against the Issuer in any court, governmental authority or arbitrator. Such notice shall comply with Section 10.03 of the Master Indenture.

(b)    The Issuer shall not cause or permit the Required Equity Level (within the meaning of clause (a) of the definition thereof in Annex X) with respect to any Loan to be reduced from the level in effect under the Collection Policies as in effect on the Closing Date of Series 2018-1 unless the Rating Agency has been notified in writing and the Rating Agency Condition has been satisfied.
Section 9.08    Specific Notice to Trustee and Noteholders of Occurrence of Significant NPV Period.    The Issuer agrees to, or agrees to cause the Servicer to, deliver written notice to the Trustee upon the occurrence of a Significant NPV Period. The Trustee upon receiving such notice shall promptly (but in any event within five Business Days) give written notice of same to the Holders of Series 2018-1.

IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.

AM Capital Funding, LLC, as Issuer

By:________________________________
Printed Name: Thor Gjerdrum
Title: President

CITIBANK, N.A., as Trustee

By:
Printed Name:
Title:

[Signature Page to the Series 2018-1 Supplement]

SCHEDULE I
SERIES 2018-1 ACCOUNTS

Account Designation	Account Number	Institution Name	Institution Location
A-Mark Required Amounts Account	12055500	Citibank, N.A.	480 Washington Boulevard 30th Floor Jersey City, NJ 07310 Attention: Citibank Agency and Trust Operations
A-Mark Principal Funding Account	12055400
A-Mark Equalization Cash Account	12055300
A-Mark Collection Cash Account	12055200

EXHIBIT A
FORM OF SERIES 2018-1 CLASS A NOTES
THIS SERIES 2018-1 CLASS A NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2018-1 CLASS A NOTE, AGREES THAT THIS SERIES 2018-1 CLASS A NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE APPLICABLE TRANSFER RESTRICTIONS SET FORTH IN THE INDENTURE SUPPLEMENT PURSUANT TO WHICH THIS SERIES 2018-1 CLASS A NOTE HAS BEEN ISSUED. EACH SERIES 2018-1 CLASS A NOTEHOLDER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SERIES 2018-1 CLASS A NOTE IS DEEMED TO REPRESENT THAT IT IS (I) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, WHO ALSO IS (II) A “QUALIFIED PURCHASER” WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE ISSUER HAS NOT BEEN REGISTERED, NOR WILL IT BE REGISTERED, UNDER THE INVESTMENT COMPANY ACT, AND AT NO TIME MAY MORE THAN 100 PERSONS BENEFICIALLY OWN OUTSTANDING SECURITIES (OTHER THAN SHORT-TERM PAPER) OF THE ISSUER, WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT.
THIS SERIES 2018-1 CLASS A NOTE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRUSTEE THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE AND IN THE INDENTURE SUPPLEMENT HAVE BEEN COMPLIED WITH.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. A-1                        Original Issue Date: September 14, 2018
CUSIP No.: 00166A AA5
ISIN No.: US00166AAA51

AM Capital Funding, LLC
$72,000,000
SECURED SENIOR TERM NOTE,
SERIES 2018-1, CLASS A

AM Capital Funding, LLC (the “Issuer”), a Delaware limited liability company, for value received, hereby promises to pay to Cede & Co. or its registered assigns, the unpaid Series 2018-1 Class A Principal Amount of this Series 2018-1 Class A Note, in the initial amount of $72,000,000, on December 15, 2023 (the “Maturity Date” for the Series 2018-1 Class A Notes) to the extent of funds available therefor and to pay interest on this Series 2018-1 Class A Note from the Original Issue Date set forth above, or such later date to which interest has been paid (or, if earlier, the date on which the final distribution of principal is made hereon in accordance with the Indenture (as defined below)), until the Series 2018-1 Class A Principal Amount of this Series 2018-1 Class A Note is reduced to zero, at the interest rate or rates, and in the amounts, calculated in accordance with the Master Indenture, dated as of September 14, 2018 (as from time to time amended, the “Master Indenture”), between the Issuer and Citibank, N.A., as indenture trustee (the “Trustee”), as supplemented by the Series 2018-1 Supplement thereto, dated as of September 14, 2018 (as from time to time amended, the “Series 2018-1 Supplement” and, together with the Master Indenture, the “Indenture”). The interest so calculated shall be payable on Payment Dates as defined in the Series 2018-1 Supplement.
The unpaid Series 2018-1 Class A Principal Amount of this Series 2018-1 Class A Note on the date hereof is $72,000,000 and may be redeemed or repaid from time to time hereafter in the manner provided in the Indenture.
The principal of, and interest on, this Series 2018-1 Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All funds available to the Issuer for the payment of this Series 2018-1 Class A Note shall be applied as set forth in the Indenture.
Reference is made to the further provisions of this Series 2018-1 Class A Note set forth on the reverse hereof which shall have the same effect as though fully set forth on the face of this Series 2018-1 Class A Note.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Series 2018-1 Class A Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.
Dated: ___________, 2018

AM Capital Funding, LLC, Issuer

By:________________________________
Printed Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Dated: ___________, 2018
CITIBANK, N.A., as Trustee

By:

Authorized Signatory

[REVERSE OF NOTE]

Secured Senior Term Note, Series 2018-1, Class A
This Master Series 2018-1, Class A Note is being held by Citibank, N.A., as custodian for DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC. This Master Note is one of a duly authorized issue of Notes, issued pursuant to a master indenture (the “Master Indenture”) between AM Capital Funding, LLC, as issuer (the “Issuer”), and Citibank, N.A., as indenture trustee (the “Trustee”), as supplemented by the Series 2018-1 Supplement thereto (the “Series 2018-1 Supplement”), and designated as the Issuer’s Secured Senior Term Notes, Series 2018-1, Class A (herein collectively called the “Notes”), and representing indebtedness of and the right to receive certain payments from the Issuer. The term “Indenture”, unless the context requires otherwise, refers to the Master Indenture as supplemented by the Series 2018-1 Indenture Supplement. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned thereto in the Indenture.
The holder of this Note, by its acceptance hereof, agrees that it will look solely to the Trust Estate and proceeds thereof allocated to the payment of this Note for payment hereunder and that the Trustee is not liable to the Noteholders for any amount payable under this Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.
This Note does not purport to summarize the Indenture, and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.
Pursuant to the terms of the Indenture, interest on this Note will be payable on each Payment Date. Payments on this Note will be made to the Person in whose name this Note is registered at the close of business on the applicable Record Date in the amount required to be paid to such registered Holder on the Payment Date pursuant to the Indenture. The Record Date applicable to each Payment Date is the Business Day immediately preceding such Payment Date. The Payment Date is the fifteenth day of each calendar month (or, if not a Business Day, the next Business Day).
Payments on this Note shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor if such Noteholder so notifies the Trustee in writing before the related Record Date. If appropriate notice is not given by the Holder hereof, then payment to the Holder of this Note shall be by check mailed thereto at its address as it appears in the Note Register; provided, however, that the final payment of principal and interest on this Note shall be made only upon presentation and surrender of such Note at the office or agency specified in the notice of final payment.
The Notes are issuable only as fully-registered Notes without coupons in denominations specified in the Indenture. The Issuer will cause to be kept a register in which a transfer agent and registrar shall provide for the registration of Notes and the registration of transfers of Notes. Citibank, N.A. will initially be the Transfer Agent and Registrar for the purpose of registering Notes and transfers of Notes. Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar maintained pursuant to the Indenture, the Issuer will execute and the Trustee will authenticate and deliver at the direction of the Issuer, in the name of the designated transferees, new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount. At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, the Issuer will execute and the Trustee will authenticate and deliver at the direction of the Issuer, the Notes that the Noteholder making the exchange is entitled to receive.
All Notes issued upon any registration of transfer or exchange of Notes will evidence the same obligations and the same debt, and their Holders shall be entitled to the same rights and privileges under the Indenture, as the surrendered Notes or the Holders thereof, as applicable.
Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by (i) a written instrument of transfer in a form satisfactory to the Trustee and duly executed by its Holder or any attorney-in-fact thereof duly authorized in writing, (ii) any representation letters or certifications required by the Notes or Series 2018-1 Supplement and (iii) any other documents reasonably required by the Trustee. The Holder hereof must satisfy all transfer restrictions set forth in this Note and in the Indenture.
No service charge shall be made for any registration of transfer or exchange of Notes, but the Transfer Agent and Registrar or any co-transfer agent and registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Notes.
The Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and neither the Issuer, the Trustee nor any such agent shall be affected by any notice to the contrary.
The Notes are subject to repayment or redemption in whole or in part, in accordance with the Series 2018-1 Supplement.
The Notes will be retired on the date on which the final distribution of principal is made to the Noteholders, whether as a result of optional redemption by the Issuer pursuant to the Indenture or otherwise.

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_____________________
_____________________
_____________________
(Please print or typewrite name and address including postal zip code of assignee)
the rights evidenced by the within Note and hereby authorizes the transfer of registration of such rights to assignee on the Note Register of the Issuer.
I (We) further direct the Trustee to issue a new Note of alike denomination and Class to the above named assignee and deliver such Note to the following address:
_____________________
Dated: __________ ___, ____

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS
The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to:
_____________________
_____________________
_____________________
for the account of ____________, account number _____________, or, if mailed by check, to _____________. Applicable statements should be mailed to _____________.
This information is provided by _____________, the assignee named above, or _____________, as its agent.

SCHEDULE A TO AM CAPITAL FUNDING, LLC
SECURED SENIOR TERM NOTE, SERIES 2018-1, CLASS A

Date	Principal Balance Exchange or Transferred_	Remaining Principal Balance of this Note	Notation Made by

EXHIBIT B
RESERVED
EXHIBIT C
FORM OF SERIES 2018-1 CLASS B NOTES
THE RIGHTS OF THE HOLDERS OF THIS SERIES 2018-1 CLASS B NOTE TO RECEIVE PAYMENTS THEREON ARE SUBORDINATE TO THE RIGHTS OF THE HOLDERS OF THE SERIES 2018-1 CLASS A NOTES AS AND TO THE EXTENT SPECIFIED IN THE INDENTURE REFERRED TO HEREIN.
THIS SERIES 2018-1 CLASS B NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2018-1 CLASS B NOTE, AGREES THAT THIS SERIES 2018-1 CLASS B NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE APPLICABLE TRANSFER RESTRICTIONS SET FORTH IN THE INDENTURE SUPPLEMENT PURSUANT TO WHICH THIS SERIES 2018-1 CLASS B NOTE HAS BEEN ISSUED. EACH SERIES 2018-1 CLASS B NOTEHOLDER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SERIES 2018-1 CLASS B NOTE IS DEEMED TO REPRESENT THAT IT IS (I) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, WHO ALSO IS (II) A “QUALIFIED PURCHASER” WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE ISSUER HAS NOT BEEN REGISTERED, NOR WILL IT BE REGISTERED, UNDER THE INVESTMENT COMPANY ACT, AND AT NO TIME MAY MORE THAN 100 PERSONS BENEFICIALLY OWN OUTSTANDING SECURITIES (OTHER THAN SHORT-TERM PAPER) OF THE ISSUER, WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT.
THE HOLDER OF THIS SERIES 2018-1 CLASS B NOTE, BY ITS ACCEPTANCE HEREOF, REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE ISSUER, ITS AFFILIATES AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).
THIS SERIES 2018-1 CLASS B NOTE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRUSTEE THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE AND IN THE INDENTURE SUPPLEMENT HAVE BEEN COMPLIED WITH.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. B-1                        Original Issue Date: September 14, 2018
CUSIP No: 00166A AB3
ISIN No.: US00166AAB35
AM CAPITAL FUNDING, LLC

SECURED SUBORDINATED TERM
NOTE, SERIES 2018-1, CLASS B
AM Capital Funding, LLC (the “Issuer”), a Delaware limited liability company, for value received, hereby promises to pay to Cede & Co. or its registered assigns, the unpaid Series 2018-1 Class B Principal Amount of this Series 2018-1 Class B Note, in the amount of $28,000,000 (subject to any modification as forth on Schedule A), on December 15, 2023 (the “Series 2018-1 Class B Maturity Date” for the Series 2018-1 Class B Notes) to the extent of funds available therefor and to pay interest on this Series 2018-1 Class B Note from the Original Issue Date set forth above, or such later date to which interest has been paid (or, if earlier, the date on which the final distribution of principal is made hereon in accordance with the Indenture (as defined below)), until the Series 2018-1 Class B Principal Amount of this Series 2018-1 Class B Note is reduced to zero, at the interest rate or rates, and in the amounts, calculated in accordance with the Master Indenture, dated as of September 14, 2018 (as from time to time amended, the “Master Indenture”), between the Issuer and Citibank, N.A. as indenture trustee (the “Trustee”), as supplemented by the Series 2018-1 Supplement thereto, dated as of September 14, 2018 (as from time to time amended, the “Series 2018-1 Supplement” and, together with the Master Indenture, the “Indenture”). The interest so calculated shall be payable on Payment Dates as defined in the Series 2018-1 Supplement.
The unpaid Series 2018-1 Class B Principal Amount of this Series 2018-1 Class B Note on the date hereof is $28,000,000 and may be redeemed or repaid from time to time hereafter in the manner provided in the Indenture.
The principal of, and interest on, this Series 2018-1 Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All funds available to the Issuer for the payment of this Series 2018-1 Class B Note shall be applied as set forth in the Indenture.
Reference is made to the further provisions of this Series 2018-1 Class B Note set forth on the reverse hereof which shall have the same effect as though fully set forth on the face of this Series 2018-1 Class B Note.
Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Series 2018-1 Class B Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.
Dated: _________, 2018

AM Capital Funding, LLC, Issuer

By:________________________________
Printed Name: Thor Gjerdrum
Title: President

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Dated: __________, 2018
CITIBANK, N.A., as Trustee

By:

Authorized Signatory
[REVERSE OF NOTE]

AM Capital Funding, LLC
Secured Subordinated Term Notes, Series 2018-1, Class B
This Master Series 2018-1, Class B Note is being held by Citibank, N.A., as custodian for DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC. This Master Note is one of a duly authorized issue of Notes, issued pursuant to a master indenture (the “Master Indenture”) between AM Capital Funding, LLC, as issuer (the “Issuer”), and Citibank, N.A., as indenture trustee (the “Trustee”), as supplemented by the Series 2018-1 Supplement thereto (the “Series 2018-1 Supplement”), and designated as the Issuer’s Secured Subordinated Term Notes, Series 2018-1, Class B (herein collectively called the “Notes”), and representing indebtedness of and the right to receive certain payments from the Issuer. The term “Indenture”, unless the context requires otherwise, refers to the Master Indenture as supplemented by the Series 2018-1 Indenture Supplement. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned thereto in the Indenture.
The holder of this Note, by its acceptance hereof, agrees that it will look solely to the Trust Estate and proceeds thereof allocated to the payment of this Note for payment hereunder and that the Trustee is not liable to the Noteholders for any amount payable under this Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.
This Note does not purport to summarize the Indenture, and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.
Pursuant to the terms of the Indenture, interest on this Note will be payable on each Payment Date. Payments on this Note will be made to the Person in whose name this Note is registered at the close of business on the applicable Record Date in the amount required to be paid to such registered Holder on the Payment Date pursuant to the Indenture. The Record Date applicable to each Payment Date is the Business Day immediately preceding such Payment Date. The Payment Date is the fifteenth day of each calendar month (or, if not a Business Day, the next Business Day).
Payments on this Note shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor if such Noteholder so notifies the Trustee in writing before the related Record Date. If appropriate notice is not given by the Holder hereof, then payment to the Holder of this Note shall be by check mailed thereto at its address as it appears in the Note Register; provided, however, that the final payment of principal and interest on this Note shall be made only upon presentation and surrender of such Note at the office or agency specified in the notice of final payment.
The Notes are issuable only as fully-registered Notes without coupons in denominations specified in the Indenture. The Issuer will cause to be kept a register in which a transfer agent and registrar shall provide for the registration of Notes and the registration of transfers of Notes. Citibank, N.A. will initially be the Transfer Agent and Registrar for the purpose of registering Notes and transfers of Notes. Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar maintained pursuant to the Indenture, the Issuer will execute and the Trustee will authenticate and deliver at the direction of the Issuer, in the name of the designated transferees, new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount. At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, the Issuer will execute and the Trustee will authenticate and deliver at the direction of the Issuer, the Notes that the Noteholder making the exchange is entitled to receive.
All Notes issued upon any registration of transfer or exchange of Notes will evidence the same obligations and the same debt, and their Holders shall be entitled to the same rights and privileges under the Indenture, as the surrendered Notes or the Holders thereof, as applicable.
Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by (i) a written instrument of transfer in a form satisfactory to the Trustee and duly executed by its Holder or any attorney-in-fact thereof duly authorized in writing, (ii) any representation letters or certifications required by the Notes or Series 2018-1 Supplement and (iii) any other documents reasonably required by the Trustee. The Holder hereof must satisfy all transfer restrictions set forth in this Note and in the Indenture.
No service charge shall be made for any registration of transfer or exchange of Notes, but the Transfer Agent and Registrar or any co-transfer agent and registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Notes.
The Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and neither the Issuer, the Trustee nor any such agent shall be affected by any notice to the contrary.
The Notes are subject to repayment or redemption in whole or in part, in accordance with the Series 2018-1 Supplement.
The Notes will be retired on the date on which the final distribution of principal is made to the Noteholders, whether as a result of optional redemption by the Issuer pursuant to the Indenture or otherwise.
ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_____________________
_____________________
_____________________
(Please print or typewrite name and address including postal zip code of assignee)
the rights evidenced by the within Note and hereby authorizes the transfer of registration of such rights to assignee on the Note Register of the Issuer.
I (We) further direct the Trustee to issue a new Note of alike denomination and Class to the above named assignee and deliver such Note to the following address:
_____________________
Dated: __________ ___, ____

Signature by or on behalf of assignor
DISTRIBUTION INSTRUCTIONS
The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to:
_____________________
_____________________
_____________________
for the account of ____________, account number _____________, or, if mailed by check, to _____________. Applicable statements should be mailed to _____________.
This information is provided by _____________, the assignee named above, or _____________, as its agent.
SCHEDULE A TO AM CAPITAL FUNDING, LLC
SECURED SUBORDINATED TERM NOTE, SERIES 2018-1, CLASS B

Date	Principal Balance Exchange or Transferred_	Remaining Principal Balance of this Note	Notation Made by

EXHIBIT D
FORM OF INVESTOR REPRESENTATION LETTER FOR SERIES 2018-1 NOTES
AM Capital Funding, LLC
2121 Rosecrans Ave., Suite 6301
El Segundo, California 90245
Attention: Thor Gjerdrum
Citibank, N.A.
as Trustee
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Jennifer McCourt

Re:
AM Capital Funding, LLC Secured Senior Term Notes, Series 2018-1, Class A (the “Class A Notes”) and Secured Subordinated Term Note, Series 2018-1, Class B (the “Class B Notes” and collectively with the Class A Notes, the “Notes”)

Ladies and Gentlemen:
In connection with the proposed purchase by the undersigned (the “Transferee”) of the above-referenced Notes, the Transferee hereby confirms as follows (capitalized terms used herein to have the meaning such terms would be assigned if used in the Indenture, as defined in and pursuant to which the Notes are issued):
1.    That he or she is [Title of Officer] of [Name of Transferee], a [savings institution] [corporation] [trust] duly organized and existing under the laws of [the State of ____________] [the United States], on behalf of which he or she makes this affidavit.
2.    The Transferee understands that the Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and are being sold in a transaction that is exempt from the registration requirements of the Securities Act.
3.    The Purchaser is a “qualified institutional buyer” within the meaning of Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser is aware that the transfer is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) of Rule 144A.
4.     The Purchaser’s intention is to acquire the Notes (a) for investment for the Purchaser’s own account or (b) for resale to “qualified institutional buyers” in transactions under Rule 144A. The Purchaser understands that the Notes (and any subsequent Notes) have not been registered under the Securities Act, by reason of a specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the Purchaser’s investment intent (or intent to resell to only certain investors in certain exempted transactions), as expressed herein.
5.    The Transferee understands that the Issuer has not been and will not be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Transferee certifies that (i) it is a “qualified purchaser” (within the meaning of Section 3(c)(7) of the Investment Company Act), and (ii) that it is acquiring the Notes for its own account and not for the account of any other beneficial owner (within the meaning of Section 3(c)(1) of the Investment Company Act).
6.    With respect to a transfer of the Class A Notes, the Transferee represents and warrants for the benefit of the Issuer, its Affiliates and the Trustee that, on the date of transfer and at all times on which the transferee holds the Class A Notes, such Transferee either (i) is not and will not be, acquiring the Notes for, or on behalf of, an employee benefit plan or any entity deemed to hold the assets of an employee benefit plan (each of the foregoing being a “Benefit Plan”) that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”), or to any substantially similar law (“Similar Law”) or (ii), the acquisition and holding of the Notes for, or on behalf of, a Benefit Plan is exempt from the prohibited transaction restrictions of Section 406 of ERISA and Section 4975 of the Code or Similar Law because one or more of the following Prohibited Transaction Class Exemptions (“PTCE”) applies to the acquisition and holding of the Notes and the conditions of such PTCE(s) are met: PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, or PTCE 96-23 (or another applicable PTCE or statutory exemption reasonably acceptable to each of the Issuer, its Affiliates and the Trustee). With respect to a transfer of the Class B Notes, the Transferee represents and warrants for the benefit of the Issuer, its Affiliates and the Trustee that, on the date of transfer and at all times on which the transferee holds the Class B Notes, such Transferee is not and will not be acquiring the Class B Notes for, or on behalf of a Benefit Plan that is subject to Section 406 of ERISA or to Section 4975 of the Code or to any Similar Law.
7.    If the Transferee is a U.S. person (as defined in the Code), the Transferee has fully and accurately completed and delivered to the Issuer IRS Form W-9 (or any successor form thereto), a copy of which is attached hereto as Annex A. If the Transferee is not a U.S. person (as defined in the Code), the Transferee has fully and accurately completed and delivered to the Issuer the applicable IRS Form W-8 (or any successor form thereto), a copy of which is attached hereto as Annex B. The Transferee will promptly inform the Issuer of any change in the applicable status of the Transferee, and execute and deliver to the Issuer a new Form W-8 or W-8, as applicable.
8.    The Transferee agrees to treat the Notes as evidencing indebtedness of the Issuer for U.S. federal, state, local and foreign income and franchise tax purposes.
9.    The Transferee understands that it may not transfer any beneficial interest in the Notes unless the subsequent transferee delivers to the Trustee an executed certificate in substantially the form of this certificate and otherwise in compliance with the provisions and restrictions of the Indenture.
10.    The Transferee has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Notes, and that it is able to bear the economic risk of such investment and has no need for immediate liquidity in its investment in the Notes.
11.    The Transferee has read the Indenture and the Servicing Agreement and has had access to such financial and other information concerning the Issuer, the initial Servicer and the Trustee as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Notes, including an opportunity to ask questions of and request information from the Issuer, the initial Servicer and the Trustee.
12.    The Transferee is not relying upon any information, representation or warranty by the Issuer, the initial Servicer or the Trustee in determining to invest in the Notes; and it has consulted to the extent deemed appropriate by the Transferee with the Transferee’s own advisors as to the financial, tax, legal, accounting and related matters concerning an investment in the Notes and on that basis believes that an investment in the Notes is suitable and appropriate for the Transferee.
13.    The Transferee agrees to be bound by the terms of the Indenture as applicable and relevant to its investment in the Notes.
14.    The Transferee understands that the Trustee is conclusively entitled to rely upon the truth of the statements and the genuineness of the signatures contained herein.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.
[NAME OF PURCHASER OR TRANSFEREE]

By:

Name:

Title:

Name of Registered Holder:    _____________________
Taxpayer ID Number:    _____________________
Payment Instructions:    _____________________
Name and Address of
Contact for Notices:    _____________________

EXHIBIT E

Form of Upfront Agreed‑Upon Procedures
[See attached.]